AAL Variable Universal Life Insurance Application                  (logo)
AID ASSOCIATION FOR LUTHERANS


New Account Information
4321 N. Ballard Road, Appleton WI 54919-0001

The Variable Life Owner / Applicant must provide the following information to meet securities industry regulatory rules designed for customer protection. This information is confidential and is only for the use of AAL.

Section A - Personal Information
Name of owner / applicant (print title, first, middle, last, and suffix name, as applicable)

Birthdate (mo/day/yr)         Are you a U.S. citizen?      Yes          No

Single   Divorced
Married  Widowed

Number of dependents                under age 18 -

Occupation:
Labor/ Trades                        Office/ Retail
Manager/ Sales                       Professional
Retired    Student
Unemployed
Other -

Do you own a business?

Yes - Number of employees -
No

Other citizenship description

Employer name

Employer street address

City                    State                ZIP Code

Associated with NASD firm?

Yes- Firm -
No

Section B - Financial Suitability Information

Prior Investment Experience   none      less       more      Annual Household Income     Assets - Excluding this purchase
                                        than 5     than 5
                                        years      years
Bank Savings, CD's                                           Under $20,000               Cash / CDs                           $
Money Market Fund                                            $20,001 - $35,000           Stocks / Bonds                       $
Stocks or Equity                                             $35,001 - $50,000           Mutual Funds                         $
Bonds or Fixed Income                                        $50,001 - $75,000           Business                             $
Mutual Funds                                                 $75,001 - $100,000          Residence (equity)                   $
Variable Annuities / Life                                    More than $100,000          Insurance (cash value)               $
other                                                                                    Deferred Annuities                   $
                                                                                         Retirement Plans                     $
                                                                                         Other                                $
I decline to disclose financial information for this application.                        Total Assets                         $
                                                                                         Liquid Net worth                     $

Need For Life Insurance
Estate Planning
Survivor's Need
Other -

Source of Premiums
Current Income
AAL Mutual Fund
Other Company Mutual Fund
Loans
Gift / Inheritance
Death Proceeds
Savings / Checking / CD
AAL Insurance / Annuity
Other Company Insurance/Annuity
Other -

Risk Tolerance
Check the number below that corresponds with the level of risk you are willing to accept.

Low-    1           2        3        4        5       6        7        8        9        10 -High
        CDs         Utility and Blue           Small Company                      Precious Metals
        Savings     Chip Stocks                Emerging Growth                    Oil and Gas
        Accounts and Bonds                     Securities International           Drilling
        Money Market Funds                     Global Securities
                                               High Yield Securities

Section C - Other Information

  1. Are you replacing a Variable Life contract?
                 Yes - Indicate  the reason for the  exchange  of  contract  and provide allocation information on the contract being replaced-

         No

  2. List amount of total non-AAL life insurance that is inforce or pending - $

Adult Application For Variable Universal Life Insurance  AID ASSOCIATION FOR
                                                         LUTHERANS
With Aid Association For Lutherans, (AAL),               4321 N. Ballard Road,
A Fraternal Benefit Society, Appleton, WI 54919          Appleton, WI 54919-0001


    New Certificate        Certificate Change Certificate number
                           Reinstatement          Certificate number

Section 1 - Replacement
Yes No

           Is this certificate intended to replace any part of, or all of, another company's contract? Is this certificate intended to replace any part of, or all of, an AAL certificate?
           Is this a 1035 exchange?

Section 2 - Proposed Insured

Name (print title, first, middle, last, and suffix name, as applicable)

Date of birth (mo/day/yr)  Sex Current occupation

Yes No Are you a citizen of the United States of America (USA) or a permanent resident of the USA?

Section 3 - Proposed Third Party Owner

Type of application-.     Third Party                    Reason-

                           Advanced Marketing            Reason-

Type of Owner     Individual        Multiple individuals
                  Other

Name (print title, first, middle, last, and suffix name, as applicable)

Relationship to insured       Relationship to member        Date of birth       Percentage of            Residence
(mo/day/yr)                                                                     common ownership         state

Complete additional names if multiple owners.
Multiple owners shall be:     Joint owners                  Common owners

Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr                     Percentage of common
                                                                                                         ownership__%
Name (print title, first,  middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr                     Percentage of common
                                                                                                         ownership__%
Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr                     Percentage of common
                                                                                                         ownership__%
Name (print title, first, middle, last, and suffix name, as applicable)
Relationship to insured       Relationship to member        Date of birth (mo/day/yr                     Percentage of common
                                                                                                         ownership__%

  If none indicated, percentage will be equal. Joint ownership is always equal.

Time period between Periodic Needs                                        Date of Periodic Needs Review (mo/day/yr)

Review       1       2       3                                            (if other than certificate anniversary) -
Single Premium Allocation                                                 Billed Premium Allocation
Must total 100% and be in whole numbers.                                  Must total 100% and be in whole numbers.

Money Market          %     Balanced             %                        Money Market         %        Balanced             %
Large Company Stock   %     Bond                 %                        Large Company Stock  %         Bond                %

Small Company Stock   %     Fixed Account        %                        Small Company Stock  %         Fixed Account       %
-
International Stock   %     High Yield Bond      %                        International Stock  %        High Yield Bond      %


Telephone Authorization:          Yes          No

      By checking `Yes' above, the applicant agrees and understands as follows'. 1 .AAL is authorized to accept and act upon telephone instructions from me for the following purposes', transfer of accumulated values among account options, address changes, changes in allocation of premiums, premium payment instructions, and any other transactions made available by AAL for telephone transfer. Any transfers shall be made on the basis of unit values next determined following AAL's receipt of instructions in proper order. 2. AAL may refuse telephone instructions if the caller cannot provide proper identification of person or account. Without prior disclosure, AAL may record any telephone conversations containing such instructions. If AAL acts in good faith upon the telephone instruction, AAL (and any affiliate or agent) will not be liable for any loss, expense, or cost arising out of any telephone instruction. 3. AAL may modify, suspend, or discontinue this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current prospectus, and any other rules enacted by AAL. This authorization is valid until written cancellation notice signed by the owner is received by AAL. All terms are binding on my agents, heirs, and assigns.

Section 6 - Complete For Certificate Change Only


Current Death Benefit Option           New Level Death Benefit Option
Level (I)     Increasing (II)          Level (I)       Increasing (II)

Maintain Current Specified Amount
Yes         No



Current Specified Amount $                               New Specified Amount $
        ---------


Reason for Specified Amount Change:

    Unscheduled Increase

    Large Premium Payment

Term Plan / Rider Conversion

Certificate Number(s)    Balance Of Term To Continue    Amount Of Term Converted



Disability Waiver Benefit
Currently on Certificate                      Change   Requested-.

Yes     No                                    Add              Cancel

Applicant Waiver Benefit
Currently on Certificate         Change   Requested:

Yes      No                      Add     Change to applicant - Add AW     Cancel

Guaranteed Purchase Option Benefit            Change   Requested:

Current Amount                                Add $            Cancel
$                                             increase to $    Decrease to $

Accidental Death Benefit                      Change Requested:
Current Amount                                Add $             Cancel
$                                             increase to $     Decrease to $

Billed Premium Indexing      Change Requested
Current Percentage                New value                % (type & percentage)
%                                 Cancel

Reduce insured's rating      Reduce applicant's rating     Time period between
                                                           Periodic Needs Date
                                                           of Periodic Needs
                                                           Review 1 2 3 Review -

Section 7 - Premium / Billing Information

Initial Premium paid by

(check mark)       Type                                        Amount
                   Check / Money Order                         $
                   Electronic First Premium (EFT               $
                   Internal 1035 Exchange                      $
                   Loan                                        $
                   Complete Withdrawal / Surrender             $
                   Surplus Refunds                             $
                   Partial Withdrawal                          $
                   Other-                                      $
                   None                                        $
Total Initial Premium Amount                               $

Premium Billing - Type of billing:
Regular Billing - Send to special billing address? Yes No MCA - First MCA withdrawal expected - ___ Add to existing MCA account- Family Billing - Add to existing Family Bill account Government Allotment No bill

Frequency of billing-.
Annual         Semiannual
Quarterly      Monthly

Premium billing amount-. $

EFT withdrawal date -

Draw the EFT from the financial institution for MCA account -

Name And Address For Special Billing / Family Billing

Name (print title, first, middle, last, and suffix name, as applicable) Address City State ZIP Code

Section 8 - Special Requests
                                                     Page 3

Section 9 - Declaration Of Insurability

Insured:

Height          Weight        Weight 1 year ago or at birth if under       Reason for weight loss
Ft      In                    age 1 -     Lbs     Oz
                Lbs

Name of primary care provider - Indicate if none.

Patient ID no.                Date last consulted                          Reason last consulted

Type of treatment             Medication prescribed                        Recovery date



Yes No    Within the past five years has the juvenile

     1. Had a life or health application declined, postponed, rated, modified, or withdrawn? If Yes, list below.

Application action            Company name                             Date
Reason
Application action            Company name                             Date
Reason
Application action            Company name                             Date
Reason
Application action            Company name                             Date
Reason
Application action            Company name                             Date
Reason

     Place details for all 'Yes' answers for question two in Juvenile Details Section.

     2. Been diagnosed or been treated by a physician or member of the medical profession, chiropractor, counselor, or any other professional for:

Yes No

     (a)disorder of the heart,  circulatory,  blood, or immune system (excluding
HIV)?
     (b) abnormal growth, cyst, tumor, or cancer?
     (c) disorder of the respiratory system?
     (d) disorder of the digestive system such as the stomach, intestines, rectum, liver, gallbladder, esophagus?
     (e) disorder of the urinary system, such as kidneys, bladder?
     (f) disorder of the endocrine / hormone system? If diabetes: Date of diagnosis -

Regulated by:
Insulin-.  Daily dose (units) -       Oral medication      Diet
Last blood sugar reading -        Fasting   Yes   No       Date of Last Reading
Check all that apply:

         Kidney disorder   Eye complicationsNeuropathy
         Circulatory problems       Recurrent infection
         Other complications -

Care provider / Facility with records if other than primary care provider -

Yes No

     (g) disorder of the nervous system including  psychological and psychiatric
care? If seizures: Grand mal     Petit mal     Other -

     (h) disorder of the muscle, skin, bone, or joint?

     (i) disorder of the reproductive system?

     (J) disorder of the eyes, ears, nose, or throat?

     3. Other than reported above, within the past 5 years, has the juvenile:

     (a) consulted or been advised to consult a doctor, hospital, chiropractor, clinic, psychiatrist, psychologist, or counselor for any reason?

     (b) been medically treated or evaluated at a hospital, clinic, or other facility, received special training or special schooling or been medically advised to have any treatment, test, surgery, biopsy, or hospitalization not yet completed?

     (c) been advised by a physician, chiropractor, or medical therapist to restrict or avoid normal activities due to illness or injury?

     (d) taken any prescription drugs other than those previously listed? If Yes, list below.

Prescription drug used                                 Date last used

Reason for use

Prescription drug used                                 Date last used

Reason for use

Prescription drug used                                 Date last used

Reason for used

Prescription drug used                                 Date last used

Reason for use

Prescription drug used                                 Date last used

Reason for use

Applicant:
Height  Weight            Name of primary care provider - Indicate if none.

Ft             In               Lbs
Date last consulted           Reason last consulted              Recovery date

Type of treatment                      Medication prescribed

Yes No Place details for all 'Yes' answers for questions in Applicant Details Section.

     1. Within the last 10 years have you had or do you currently have: cancer, heart attack, heart trouble, insulin dependent diabetes, rheumatoid arthritis, disorder of the nervous system, or have you been treated for or been diagnosed as having HIV infection or Acquired Immune Deficiency Syndrome (AIDS)? 2. Within the last five years have you been hospitalized for any psychological / psychiatric condition, or within the last three years have you received treatment or medication for any psychological / psychiatric condition?

     3. Within the last three years have you been disabled for greater than two months or are you currently disabled?

Section 1OA - Details For Juvenile Questions Answered 'Yes'

Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date  Last
consultation date             Time lost from work / school       Residuals

Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last occurrence  date         Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown

                                    Page 6




Section 1OA - Details For Juvenile Questions Answered 'Yes' (Continued)
Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown




Additional Underwriting Information
                                                     Page 7






Section 10B - Details For Applicant Questions Answered 'Yes'


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Question: No/Ltr              Type of disorder, injury, test                              Date of diagnosis
Date of onset                 Number of occurrences              Treatment                Date of last hospitalization
                                                                                          nursing home care, or home
                                                                                          health care
Last   occurrence  date       Recovered  Yes  No                 Recovery  date           Surgery  date
Last consultation date        Time lost from work / school       Residuals
Medication(s) currently taking                                   Care provider / Facility with records if other than
                                                                 primary care provider
Complete for question         2b only - Location                 Type: Benign  Malignant  Unknown


Additional Underwriting Information
                                    Page 8

Section 11 - Beneficiary    If you are completing the application on paper,
             Designation    complete a beneficiary designation form printed from
                            the forms package.

     If new certificate is result of Term Conversion, beneficiary designation is for new certificate only. To change designation on existing certificate, complete separate beneficiary form printed from forms package.





  Section 12 - Agreement And Authorization

  I understand and agree that:

     1 . I have personally read (or have had read to me) and verified all statements and answers provided to the AAL district representative as part of this application which includes: a. New Account information, and b. Variable Life application.

     2. 1 have received and reviewed the current prospectus for the AAL Variable Life insurance contract and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.

     3. Any false or incomplete statements or answers may result in the loss of coverage.

     4. This application will become part of the Variable Life contract.

     5. No change in this application shall be made without my written consent.

     6. No representative of AAL except the president or secretary of AAL can make or alter any contract or waive any of AAL's rights or requirements.

     7. I have received the Notice Of Insurance Information Practices. AAL can release information to the MIB pursuant to this notice.

     8. No coverage shall take effect under the certificate applied for unless and until: a. the certificate is delivered: b. the first full premium is paid during the lifetime of the person to be covered- and c. the insurability of the person to be covered remains as described in this application.

     9. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free lock period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus. 10. Under the life insurance contract applied for, the Cash Value may increase or decrease in accordance with the experience of the separate account and is not guaranteed as to dollar amount (except for the 4% minimum return for any portion of cash value you invest in the Fixed Account).

     11. Under the life insurance contract applied for, the Death Benefit will vary when you select the Variable Death Benefit Option. The Death Benefit will never be less than the Specified Amount as long as the Certificate is in force.

     12. The date of this application is the date the application is signed by the proposed insured.

Authorization To Obtain Information

I authorize the release of my medical or nonmedical information available on me or my minor children to AAL from: any provider of health care- a consumer reporting agency an employer-, an insurance or reinsuring company-, an insurance agent- a governmental or other organization- the MIB, a family member or other person. This information includes: diagnosis or medical history'-, psychiatric history or treatment-. results of genetic tests-. treatment and prognosis of any physical or mental condition drug or alcohol abuse history or treatment. I also authorize the release to AAL of test results or information relating to H IV or confirmed diagnosis of or treatment for any sexually transmitted disease as required by law in my state. I understand that AAL may use this information to determine eligibility for benefits under any existing certificate. I further authorize AAL and the above sources, except the MIB, to provide the information to any reinsurers any legal agent employed by AAL, or to any insurance company or broker selected by AAL for the sole purpose of securing insurance coverage for me. AAL will only release this information to organizations performing business, insurance, or legal services in connection with this application or claim or as may be lawfully required. I agree that copies of this authorization may be used in place of the original. I may also request a copy. This authorization is valid for two years from the date shown below unless revoked earlier. I have read (or have had read to me) the statements and answers made on this application. The signature below applies to all sections and statements on this application.

                                          Signed at   City              State

Signature of parent or guardian / Date signed (mo/day/yr)



Signature of applicant / controller
Date signed (mo/day/yr)



Signature of member / Date signed (mo/day/yr)



Signature of owner / Date signed (mo/day/yr)

     Caution: If your answers on this application are incorrect or untrue, AAL may have the right to deny benefits or rescind your certificate.

I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the proposed insured. To the best of my knowledge, the certificate applied for is is not intended to replace any part of, or all of, another contract. Signature of AAL representative

Date signed(mo/day/yr)             DR name / Code number / ID

Section 13 - Representative's Information


      1. Requirements arranged for:

      Nonmedical only
      Paramedical examination (use HO approved only)
      Medical examination by MD
Resting 12-lead electrocardiogram
Blood Chemistry Profile (BCP)
Other screening -
    Lab code number -

     Do you want the home office to electronically order the paramed exam, EKG, and/or BCP?
Yes-.  Facility name -

     No (Electronic ordering can only be done with transmitted applications) Field initiated Attending Physician's Statement -
        Doctor / Facility name Facility name

2a. Primary care provider address for juvenile proposed insured
Name

Address                                   City
                                          State ZIP Code Telephone number

2b. Primary care provider address for applicant
Name

Address                                   City

                                          State ZIP Code Telephone number

      3. Other care provider addresses for juvenile proposed insured

Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

3.    Other care provider addresses for juvenile proposed insured - (Continued)
Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

Question-.       Name                           City
No / Ltr         Address                        State ZIP Code Telephone number

4. Your estimate of                Annual income (amt)        Other income (amt)
   proposed insured's:             Other income (source)      Net worth

Yes No   5.  Did you personally see the proposed insured and ask each question?
                    If no, explain -

Yes No   6. Did the proposed insured or proposed insured's family contact you for this coverage?

Yes No   7. (a)Do you claim production credit on an assigned congregation basis?
                     If no, explain -

     Complete only if you are the servicing representative but not the DR of the branch listed.
                Service override number                      reason for override

             (b)    Should the application credit be split?  If Yes, list below.

Agent Identification Number     Split Percent
                                %                                         Note'.
                                %                        The total split percent
                                %                               must equal 100%.
                                %

Yes No 8. (a) Does the proposed insured have any other applications pending or being submitted other than this application? If Yes, list below.

            (b) Does any other family member have applications pending with AAL? If Yes, list below.

Name                          Date Applied                   Plan





     9. List amount of total non-AAL life insurance that is inforce or pending for juvenile- $

     10. List amount of total non-AAL life insurance that is inforce or pending for applicant: $

     11. Purpose for insurance?

             Estate liquidity (estate taxes, clearance costs)
             Business insurance
             Family protection (income replacement, survivor, retirement, etc.) Loan

     12. Will this application be electronically transmitted?

Additional Details




To the best of my knowledge and belief.

     A. know nothing about the proposed insured's health, habits, or lifestyle affecting insurability which has not been stated in this application.

     B. Required disclosures, outline(s) of coverage, Notice Of Insurance Information Practices, Buyer's Guide, Prospectus, and Receipt For Payment And Conditional Temporary Coverage Agreement were left with the proposed insured.

Signature of AAL representative / Date signed (mo/day/yr)

Mail certificate to- District representative Member If no box is checked, certificate will be mailed to the district representative for delivery.